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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                         Date of Report: August 8, 2003
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                        (Date of earliest event reported)

                             SPHERIX(R) INCORPORATED
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             (Exact name of registrant as specified in its charter)

            Delaware                   0-5576                52-0849320
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(State or other jurisdiction      (Commission file       (I.R.S. Employer
    of incorporation)                 number)            Identification No.)

12051 Indian Creek Court, Beltsville, Maryland                 20705
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   (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's Telephone Number, including area code: (301) 419-3900

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 8, 2003, the Registrant issued a press release regarding its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 12 of Form 8-K. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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Further, pursuant to the Securities and Exchange Commission's Final Rule Release
No. 33-8216, the Registrant is including the foregoing Item 12 information under
Item 9 because Item 12 has not yet been added to the EDGAR system.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Spherix Incorporated

         By: /s/ Gilbert V. Levin
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             Gilbert V. Levin
             Chair, CEO, President and Treasurer

         Date: August 8, 2003

                                  EXHIBIT INDEX

Exhibit Number           Description
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99.1                     Press Release dated August 8, 2003


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